UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2020

TRANE TECHNOLOGIES PLC
(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-34400	98-0626632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170/175 Lakeview Dr.
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353) (0) 18707400
(Registrant’s Telephone Number, Including Area Code)
Ingersoll-Rand Public Limited Company
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

On March 2, 2020, Trane Technologies plc (formerly known as Ingersoll-Rand plc, the “Company”) issued a press release announcing (i) the completion on February 29, 2020 of its previously announced Reverse Morris Trust transaction and (ii) details regarding the Company’s new strategy. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained herein, including the attached press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release of Trane Technologies plc dated March 2, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date: March 2, 2020	By:	/s/ Evan M. Turtz
Evan M. Turtz
Senior Vice President, General Counsel and Secretary